INCOME TAXES (Schedule of Income Tax Amounts Recorded to Stockholders' Equity) (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2014
Income Tax Disclosure [Abstract]
Net unrealized (gain) loss on securities available for sale	$ 58	$ 85	$ (27)
Net non-credit (gain) loss on securities with OTTI	(56)	(64)	(139)
Total income tax amounts recorded to stockholders' equity	$ 2	$ 21	$ (166)